UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-00642

Deutsche International Fund, Inc.
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	8/31/2014

ITEM 1.	REPORT TO STOCKHOLDERS

August 31, 2014

Annual Report

to Shareholders

Deutsche International Value Fund

(formerly DWS International Value Fund)

Contents
3 Letter to Shareholders
4 Portfolio Management Review
11 Performance Summary
13 Investment Portfolio
18 Statement of Assets and Liabilities
20 Statement of Operations
21 Statement of Changes in Net Assets
22 Financial Highlights
26 Notes to Financial Statements
36 Report of Independent Registered Public Accounting Firm
37 Information About Your Fund's Expenses
38 Tax Information
39 Advisory Agreement Board Considerations and Fee Evaluation
44 Board Members and Officers
49 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

I am very pleased to tell you that the DWS funds have been renamed Deutsche funds, aligning more closely with the Deutsche Asset & Wealth Management brand. We are proud to adopt the Deutsche name — a brand that fully represents the global access, discipline and intelligence that support all of our products and services.

Deutsche Asset & Wealth Management combines the asset management and wealth management divisions of Deutsche Bank to deliver a comprehensive suite of active, passive and alternative investment capabilities. Your investment in the Deutsche funds means you have access to the thought leadership and resources of one of the world’s largest and most influential financial institutions.

In conjunction with your fund’s name change, please note that the Deutsche funds’ Web address has changed as well. The former dws-investments.com is now deutschefunds.com.

In addition, key service providers have been renamed as follows:
Former Name	New name, effective August 11, 2014
DWS Investments Distributors, Inc.	DeAWM Distributors, Inc.
DWS Trust Company	DeAWM Trust Company
DWS Investments Service Company	DeAWM Service Company

These changes have no effect on the day-to-day management of your investment, and there is no action required on your part. You will continue to experience the benefits that come from our decades of experience, in-depth research and worldwide network of investment professionals.

Thanks for your continued support. We appreciate your trust and the opportunity to put our capabilities to work for you.
Best regards,
Brian Binder

President, Deutsche Funds

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 11 through 12 for more complete performance information.

During the 12-month period ended August 31, 2014, Deutsche International Value Fund returned 19.11%, slightly outperforming the 18.51% return of the benchmark, the Russell Global ex-U.S. Value Index.

Investment Strategy

Portfolio management employs a value strategy and looks for companies it believes are undervalued. These are typically companies that portfolio management believes have been historically sound but are temporarily out of favor. Portfolio management uses a variety of quantitative screens to compare a company’s stock price to earnings, book value, cash flow and dividend yield, and analyzes individual companies to identify those that portfolio management believes are financially sound and appear to have strong potential for long-term growth. Portfolio management compares its valuations on an absolute basis as well as within their respective industries.

To narrow the universe further, portfolio management analyzes factors such as price momentum, earnings estimate revisions and fundamental changes. After narrowing the universe through a combination of qualitative and fundamental research, portfolio management evaluates and selects the 45 to 60 stocks typically held by the fund.

International equities performed very well during the past 12 months, reflecting the positive backdrop for both economic growth and global central bank policy. While the economic recovery has been uneven, investors responded favorably to Europe’s return to positive growth in late 2013 and the first half of this year. In addition, economic conditions in the emerging markets showed signs of stabilizing, particularly in key individual countries such as China, India and Brazil. Central bank policy also played a key role in market performance. Although the U.S. Federal Reserve Board (the Fed) has curtailed the stimulus policy known as quantitative easing, the central banks of both Europe and Japan picked up the slack with accommodative policies of their own. Taken together, these factors helped propel the foreign markets to a robust, double-digit gain during the period.

Fund Performance

We believe the fund’s positive performance is a reflection of our investment process, which seeks to invest in the most attractively valued stocks in the market and hold them until their stock prices close the gap with the underlying companies’ intrinsic worth.

Consistent with our bottom-up approach, individual stock selection was the key driver of the fund’s 12-month performance results. On the plus side, we delivered our best relative performance in the consumer discretionary, health care, energy and utilities sectors. The top individual contributor in the consumer discretionary group was the Indian vehicle manufacturer Tata Motors Ltd. We bought the stock in 2011 on the belief that its purchase of the Jaguar and Land Rover brands was a transformative acquisition that wasn’t being fully appreciated by the market. Tata has since delivered a strong return, as investors have gradually recognized the value in its shares and the longer-term impact of its acquisitions.

In health care, energy and utilities, the fund’s leading contributors were AstraZeneca PLC, Petroleo Brasileiro SA and the Brazilian electric utility stock Cia Energetica de Minas Gerais (Cemig) respectively. Although Cemig is our sole holding in utilities, it performed well enough to make utilities one of our top sectors for the annual period. We had kept our eye on the utilities sector for some time due to its underperformance in 2013, and we selected this stock as the most compelling idea during the first calendar quarter based on its strong free-cash flow, high dividend yield and compelling valuation. It has since rallied significantly, adding to the fund’s return.

The fund’s largest degree of underperformance occurred in the materials sector. Our positions in the gold mining companies Yamana Gold, Inc. and Kinross Gold Corp. continued to underperform, but we held on to the positions on the belief that both can benefit if inflation ultimately picks up. We elected not to add to these holdings, however, and they closed the period as the two smallest individual stock weightings in the portfolio. The fund’s position in the Brazilian iron ore producer Vale SA, which underperformed in the first half of the period due to concerns about weaker demand in China, also took a toll on relative performance. We continue to believe the stock is attractively valued, and it closed the period as a top-ten holding in the fund.

Our positioning in the financial sector also weighed on performance. Financial stocks in both Europe and Japan exhibited sluggish returns in the past year, but we continue to believe the fund’s specific individual holdings feature attractive valuations. Financial stocks made up 30% of the fund’s portfolio at the close of the period, higher than their weighting in the benchmark.

Outlook and Positioning

The fund’s buy and sell activity was light during the course of the past year. We sold three stocks that we believed had reached their full valuations, and we added four new positions to the portfolio: Cemig, the Dutch insurance company Aegon NV, the Russian energy company Gazprom OAO and the Latin American telecommunications provider America Movil SAB de CV. The low level of activity reflects our continued positive view on the individual companies that we hold in the fund.

The portfolio remained positioned to capitalize on an environment of improving global growth, and this was a positive factor in its performance during the past year. Although the major foreign economies have experienced shaky results in recent months, we believe the Bank of Japan and the European Central Bank will take an increasingly aggressive approach to economic stimulus. In turn, this shift could be a positive for stocks with above-average sensitivity to economic trends. This view underpinned the fund’s overweight positions in the market’s cyclical areas (including energy, financials and materials) over the more defensive sectors, such as telecommunications services, consumer staples and utilities.

"We employ a selective approach focused on identifying good companies that are out of favor and have the potential to rebound to more typical valuation levels."

From a geographic standpoint, we continued to hold an overweight position in emerging-markets stocks. We achieved this exposure through direct investments in emerging-markets companies and positions in developed-market companies with above-average exposure to the developing world. We believe many emerging-markets companies offer more compelling opportunities than their developed-markets counterparts due to their stronger earnings growth and more attractive valuations.

Ten Largest Equity Holdings at August 31, 2014 (24.8% of Net Assets)	Country	Percent
1. Itau Unibanco Holding SA Attracts deposits and offers retail, commercial, corporate and private banking services	Brazil	2.8%
2. Petroleo Brasileiro SA Producer and distributor of petroleum	Brazil	2.7%
3. SK Telecom Co., Ltd. Provider of mobile telecommunication services	Korea	2.6%
4. China Mobile Ltd. Provider of cellular telecommunication services	Hong Kong	2.5%
5. Tata Motors Ltd. Manufactures cars and commercial automotive vehicles	India	2.4%
6. America Movil SAB de CV Provider of wireless communication services	Mexico	2.4%
7. KB Financial Group, Inc. Attracts deposits and offers commercial banking services	Korea	2.4%
8. Cia Energetica de Minas Gerais Generates, transmits and distributes electricity	Brazil	2.4%
9. CNOOC Ltd. Explores, develops, produces and sells crude oil and natural gas	China	2.3%
10. Nippon Telegraph & Telephone Corp. Provides a variety of telecommunication services	Japan	2.3%
Portfolio holdings and characteristics are subject to change.
For more complete details about the fund's investment portfolio, see page 13. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 49 for contact information.

We continue to hold a positive outlook for global equities. While headline risk is always a factor, the key drivers of the recent rally — improving economic conditions and favorable central bank policy — remain in place. Still, stock prices have risen so much in recent years that market performance is unlikely to continue at this pace. At this stage of the market cycle, active stock selection is necessary to identify the pockets of value that continue to exist in the global markets — particularly outside of the United States. It’s important to note that company fundamentals play as much of a role in our selection process as valuation. When looking for value stocks, we aren’t investing in the type of deep-value turnaround stories that may not necessarily recover. Instead, we employ a selective approach focused on identifying good companies that are out of favor and have the potential to rebound to more typical valuation levels.

We believe this is visible in the underlying metrics of the portfolio. The median forward price-to-earnings (P/E) ratio of the stocks in the fund was 11.5 (based on 12-month earnings estimates) as of August 31, 2014, below the 13.7 P/E of the value benchmark. At the same time, our holdings had an average return on equity of 14.5%, well above the 9.5% for the stocks in the index. Similarly, the return on assets of the fund’s investments was an average 5.1%, vs. 3.6% for the benchmark. In our view, this helps illustrate our belief that our portfolio consists of stocks that aren’t just undervalued, but also fundamentally sound.

Investment Advisor

Deutsche Investment Management Americas Inc.

Subadvisor

The fund's subadvisor is Dreman Value Management, L.L.C. (Dreman)

Portfolio Management Team

E. Clifton Hoover, Jr., CFA, Dreman

Chief Investment Officer, Managing Director of Dreman and Lead Portfolio Manager of the fund. Began managing the fund in 2010.

— Joined Dreman Value Management, L.L.C. in 2006.

— Prior to joining Dreman Value Management, L.L.C., Managing Director and a Portfolio Manager at NFJ Investment Group since 1997.

— MS, Texas Tech University.

Wesley Wright, Dreman

Portfolio Manager of the fund. Began managing the fund in 2010.

— Joined Dreman Value Management, L.L.C. in 2008.

— Responsible for current portfolio holdings for the firm's International Value and All Cap Value products.

— Prior to joining Dreman Value Management. L.L.C., worked as an Equity Analyst at Hillcrest Asset Management.

— BS, Texas A&M University; MBA, SMU Cox School of Business.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Russell Global ex-U.S. Value Index measures the value segment of the global equity universe (specifically, companies with lower price-to-book ratios and lower forecasted growth values), excluding securities classified in the United States. Index returns do not reflect fees or expenses and it is not possible to invest directly in an index.

Quantitative easing is a monetary policy central banks often employ when interest rates are at or near zero. This policy involves a country’s central bank purchasing government securities in the open market, which causes the price of the securities purchased to rise and their yields to fall. The central banks hope that lower borrowing costs will encourage consumers and businesses to spend more, thus helping the overall economy.

The price-to-earnings ratio (P/E) compares a company’s current share price to its per-share earnings.

Return on equity is the amount of net income returned as a percentage of shareholders’ equity.

Return on assets is calculated by dividing a company's annual earnings by its total assets.

Performance Summary August 31, 2014 (Unaudited)
Class A	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 8/31/14
Unadjusted for Sales Charge	19.11%	6.84%	2.69%
Adjusted for the Maximum Sales Charge (max 5.75% load)	12.26%	5.59%	1.94%
Russell Global ex-U.S. Value Index†	18.51%	7.76%	3.93%
Class C	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 8/31/14
Unadjusted for Sales Charge	18.27%	6.05%	1.92%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	18.27%	6.05%	1.92%
Russell Global ex-U.S. Value Index†	18.51%	7.76%	3.93%
Class S	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 8/31/14
No Sales Charges	19.35%	7.09%	2.94%
Russell Global ex-U.S. Value Index†	18.51%	7.76%	3.93%
Institutional Class	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 8/31/14
No Sales Charges	19.38%	7.09%	2.95%
Russell Global ex-U.S. Value Index†	18.51%	7.76%	3.93%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2013 are 1.44%, 2.22%, 1.23% and 1.17% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended August 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* The Fund commenced operations on July 5, 2006. The performance shown for the index is for the time period of June 30, 2006 through August 31, 2014, which is based on the performance period of the life of the Fund. On June 21, 2010, the Fund was renamed DWS Dreman International Value Fund and adopted its current investment policies. On August 11, 2014, the Fund was renamed Deutsche International Value Fund. Performance prior to June 21, 2010 should not be considered representative of the present Fund due to its change in investment policy.

† The Russell Global ex-U.S. Value Index measures the performance of the global equity market based on all investable equity securities, excluding companies assigned to the United States. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.

	Class A	Class C	Class S	Institutional Class
Net Asset Value
8/31/14	$10.78	$10.65	$10.82	$10.83
8/31/13	$9.19	$9.09	$9.22	$9.23
Distribution Information as of 8/31/14
Income Dividends, Twelve Months	$.16	$.10	$.17	$.18

Investment Portfolio as of August 31, 2014
	Shares	Value ($)

Common Stocks 96.1%
Australia 2.0%
BHP Billiton Ltd. (ADR) (a) (Cost $3,460,364)	49,813	3,418,666
Belgium 1.9%
Delhaize Group SA (ADR) (Cost $2,334,344)	183,641	3,188,008
Bermuda 1.8%
Marvell Technology Group Ltd. (b) (Cost $2,698,925)	217,728	3,028,597
Brazil 7.1%
Cia Energetica de Minas Gerais (ADR) (a)	465,361	3,997,451
Petroleo Brasileiro SA (ADR) (a)	238,030	4,658,247
Vale SA (ADR) (a)	262,549	3,428,890
(Cost $10,926,890)		12,084,588
Canada 5.8%
Agrium, Inc.	35,781	3,385,956
Kinross Gold Corp.*	371,568	1,463,978
Suncor Energy, Inc.	85,142	3,498,485
Yamana Gold, Inc.	190,985	1,623,372
(Cost $11,182,679)		9,971,791
China 2.3%
CNOOC Ltd. (ADR) (a) (Cost $3,647,404)	19,933	3,988,593
France 3.7%
Societe Generale SA (ADR)	290,137	2,962,299
Total SA (ADR)	51,520	3,398,259
(Cost $4,735,080)		6,360,558
Germany 5.4%
Allianz SE (ADR)	186,365	3,189,637
BASF SE (ADR)	29,180	3,002,622
Siemens AG (ADR) (a)	24,322	3,047,547
(Cost $6,997,231)		9,239,806
Hong Kong 2.5%
China Mobile Ltd. (ADR) (a) (Cost $3,418,678)	68,633	4,274,463
India 4.7%
Infosys Ltd. (ADR) (a)	64,575	3,842,212
Tata Motors Ltd. (ADR) (a)	85,693	4,129,546
(Cost $4,800,000)		7,971,758
Israel 2.1%
Teva Pharmaceutical Industries Ltd. (ADR) (Cost $2,695,607)	67,426	3,541,214
Japan 11.9%
Canon, Inc. (ADR)	106,072	3,465,372
Komatsu Ltd. (ADR)	160,768	3,630,142
Mitsubishi UFJ Financial Group, Inc. (ADR)	562,391	3,244,996
Nippon Telegraph & Telephone Corp. (ADR)	115,487	3,884,983
Nomura Holdings, Inc. (ADR)	486,843	3,110,927
Sumitomo Mitsui Financial Group, Inc. (ADR)	356,789	2,907,830
(Cost $17,413,368)		20,244,250
Korea 5.0%
KB Financial Group, Inc. (ADR) (a)	99,143	4,034,129
SK Telecom Co., Ltd. (ADR)	148,485	4,442,671
(Cost $5,847,225)		8,476,800
Mexico 2.4%
America Movil SAB de CV "L" (ADR) (a) (Cost $3,679,568)	166,830	4,089,003
Netherlands 5.8%
Aegon NV (Registered) (a) (c)	407,620	3,232,427
ING Groep NV (ADR)* (a)	228,877	3,151,636
Royal Dutch Shell PLC (ADR) (a)	43,448	3,517,984
(Cost $8,003,269)		9,902,047
Norway 1.8%
Statoil ASA (ADR) (a) (Cost $2,553,772)	109,439	3,106,973
Russia 5.2%
CTC Media, Inc. (a) (b)	297,152	2,698,140
Gazprom OAO (ADR)	404,581	2,908,331
LUKOIL OAO (ADR)	59,030	3,276,755
(Cost $8,815,882)		8,883,226
Spain 5.8%
Banco Bilbao Vizcaya Argentaria SA (ADR) (a)	278,900	3,383,057
Banco Santander SA (ADR) (a)	340,607	3,378,821
Telefonica SA (ADR) (a)	203,167	3,220,197
(Cost $8,054,753)		9,982,075
Switzerland 5.6%
ABB Ltd. (ADR)* (a)	141,536	3,222,775
Credit Suisse Group AG (ADR) (a)	110,852	3,130,460
UBS AG (Registered)* (c)	174,108	3,123,498
(Cost $8,432,949)		9,476,733
United Kingdom 13.3%
AstraZeneca PLC (ADR)	47,985	3,647,340
BAE Systems PLC (ADR) (a)	112,078	3,307,422
Barclays PLC (ADR) (a)	204,052	3,060,780
BP PLC (ADR)	66,606	3,186,431
HSBC Holdings PLC (ADR) (a)	61,346	3,316,365
Smith & Nephew PLC (ADR) (a)	41,110	3,572,459
Tesco PLC (ADR) (a)	225,246	2,606,095
(Cost $19,180,761)		22,696,892
Total Common Stocks (Cost $138,878,749)		163,926,041

Preferred Stock 2.8%
Brazil
Itau Unibanco Holding SA (ADR) (a) (Cost $3,075,184)	262,999	4,733,982

Securities Lending Collateral 41.8%
Daily Assets Fund Institutional, 0.08% (d) (e) (Cost $71,296,489)	71,296,489	71,296,489

Cash Equivalents 1.0%
Central Cash Management Fund, 0.05% (d) (Cost $1,795,706)	1,795,706	1,795,706

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $215,046,128)†	141.7	241,752,218
Other Assets and Liabilities, Net	(41.7)	(71,146,339)
Net Assets	100.0	170,605,879

* Non-income producing security

† The cost for federal income tax purposes was $219,511,213. At August 31, 2014, net unrealized appreciation for all securities based on tax cost was $22,241,005. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $31,454,171 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $9,213,166.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at August 31, 2014 amounted to $69,932,688, which is 41.0% of net assets.

(b) Listed on the NASDAQ Stock Market, Inc.

(c) Listed on the New York Stock Exchange.

(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2014 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks and Preferred Stock
Australia	$3,418,666	$—	$—	$3,418,666
Belgium	3,188,008	—	—	3,188,008
Bermuda	3,028,597	—	—	3,028,597
Brazil	16,818,570	—	—	16,818,570
Canada	9,971,791	—	—	9,971,791
China	3,988,593	—	—	3,988,593
France	6,360,558	—	—	6,360,558
Germany	9,239,806	—	—	9,239,806
Hong Kong	4,274,463	—	—	4,274,463
India	7,971,758	—	—	7,971,758
Israel	3,541,214	—	—	3,541,214
Japan	20,244,250	—	—	20,244,250
Korea	8,476,800	—	—	8,476,800
Mexico	4,089,003	—	—	4,089,003
Netherlands	9,902,047	—	—	9,902,047
Norway	3,106,973	—	—	3,106,973
Russia	8,883,226	—	—	8,883,226
Spain	9,982,075	—	—	9,982,075
Switzerland	9,476,733	—	—	9,476,733
United Kingdom	22,696,892	—	—	22,696,892
Short-Term Investments (f)	73,092,195	—	—	73,092,195
Total	$241,752,218	$—	$—	$241,752,218

There have been no transfers between fair value measurement levels during the year ended August 31, 2014.

(f) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of August 31, 2014
Assets
Investments: Investments in non-affiliated securities, at value (cost $141,953,933) — including $69,932,688 of securities loaned	$168,660,023
Investment in Daily Assets Fund Institutional (cost $71,296,489)*	71,296,489
Investment in Central Cash Management Fund (cost $1,795,706)	1,795,706
Total investments in securities, at value (cost $215,046,128)	241,752,218
Foreign currency, at value (cost $169)	163
Receivable for Fund shares sold	134,882
Dividends receivable	465,976
Interest receivable	6,859
Foreign taxes recoverable	113,605
Other assets	28,727
Total assets	242,502,430
Liabilities
Payable upon return of securities loaned	71,296,489
Payable for Fund shares redeemed	244,311
Accrued management fee	110,460
Accrued Directors' fees	2,287
Other accrued expenses and payables	243,004
Total liabilities	71,896,551
Net assets, at value	$170,605,879
Net Assets Consist of
Undistributed net investment income	1,690,818
Net unrealized appreciation (depreciation) on: Investments	26,706,090
Foreign currency	(30)
Accumulated net realized gain (loss)	(60,748,601)
Paid-in capital	202,957,602
Net assets, at value	$170,605,879

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2014 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($40,123,162 ÷ 3,722,859 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)	$10.78
Maximum offering price per share (100 ÷ 94.25 of $10.78)	$11.44
Class C Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($16,449,632 ÷ 1,544,809 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)	$10.65
Class S Net Asset Value, offering and redemption price(a) per share ($111,475,059 ÷ 10,299,120 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)	$10.82
Institutional Class Net Asset Value, offering and redemption price(a) per share ($2,558,026 ÷ 236,191 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)	$10.83

(a) Redemption price per share held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended August 31, 2014
Investment Income
Income: Dividends (net of foreign taxes withheld of $565,037)	$6,044,812
Income distributions — Central Cash Management Fund	1,526
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	140,576
Total income	6,186,914
Expenses: Management fee	1,465,377
Administration fee	183,172
Services to shareholders	271,291
Distribution and service fees	290,740
Custodian fee	26,557
Professional fees	91,543
Reports to shareholders	41,373
Registration fees	67,458
Directors' fees and expenses	9,724
Other	18,744
Total expenses before expense reductions	2,465,979
Expense reductions	(6,180)
Total expenses after expense reductions	2,459,799
Net investment income	3,727,115
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(425,454)
Foreign currency	308
(425,146)
Change in net unrealized appreciation (depreciation) on: Investments	28,873,768
Foreign currency	(47)
28,873,721
Net gain (loss)	28,448,575
Net increase (decrease) in net assets resulting from operations	$32,175,690

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended August 31,
Increase (Decrease) in Net Assets	2014	2013
Operations: Net investment income	$3,727,115	$2,800,285
Net realized gain (loss)	(425,146)	(2,607,826)
Change in net unrealized appreciation (depreciation)	28,873,721	18,063,386
Net increase (decrease) in net assets resulting from operations	32,175,690	18,255,845
Distributions to shareholders from: Net investment income: Class A	(847,683)	(661,389)
Class C	(151,572)	(102,394)
Class S	(2,042,743)	(1,103,038)
Institutional Class	(56,288)	(62,791)
Total distributions	(3,098,286)	(1,929,612)
Fund share transactions: Proceeds from shares sold	65,610,728	120,515,472
Reinvestment of distributions	1,647,269	1,247,520
Payments for shares redeemed	(109,262,335)	(75,892,733)
Redemption fees	1,173	4,640
Net increase (decrease) in net assets from Fund share transactions	(42,003,165)	45,874,899
Increase (decrease) in net assets	(12,925,761)	62,201,132
Net assets at beginning of year	183,531,640	121,330,508
Net assets at end of period (including undistributed net investment income of $1,690,818 and $1,069,137, respectively)	$170,605,879	$183,531,640

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended August 31,
Class A	2014		2013	2012		2011		2010
Selected Per Share Data
Net asset value, beginning of period	$9.19		$8.11	$8.53		$7.77		$8.29
Income (loss) from investment operations: Net investment income (loss)a	.21		.15	.16		.21		.12
Net realized and unrealized gain (loss)	1.54		1.04	(.40)		.71		(.64)
Total from investment operations	1.75		1.19	(.24)		.92		(.52)
Less distributions from: Net investment income	(.16)		(.11)	(.18)		(.16)		—
Redemption fees	.00	*	.00 *	.00	*	.00	*	.00	*
Net asset value, end of period	$10.78		$9.19	$8.11		$8.53		$7.77
Total Return (%)b	19.11	c	14.70	(2.62	)c	11.67	c	(6.27	)c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	40		51	51		59		18
Ratio of expenses before expense reductions (%)	1.42		1.44	1.52		1.57		1.91
Ratio of expenses after expense reductions (%)	1.41		1.44	1.50		1.51		1.50
Ratio of net investment income (loss) (%)	2.03		1.67	1.99		2.27		1.42
Portfolio turnover rate (%)	25		26	60		46		314
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total returns would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

	Years Ended August 31,
Class C	2014		2013	2012		2011		2010
Selected Per Share Data
Net asset value, beginning of period	$9.09		$8.05	$8.49		$7.71		$8.28
Income (loss) from investment operations: Net investment income (loss)a	.13		.08	.10		.14		.06
Net realized and unrealized gain (loss)	1.53		1.02	(.40)		.70		(.63)
Total from investment operations	1.66		1.10	(.30)		.84		(.57)
Less distributions from: Net investment income	(.10)		(.06)	(.14)		(.06)		—
Redemption fees	.00	*	.00 *	.00	*	.00	*	.00	*
Net asset value, end of period	$10.65		$9.09	$8.05		$8.49		$7.71
Total Return (%)b	18.27	c	13.74	(3.39	)c	10.85	c	(6.88	)c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16		15	13		16		8
Ratio of expenses before expense reductions (%)	2.17		2.22	2.31		2.37		2.62
Ratio of expenses after expense reductions (%)	2.16		2.22	2.25		2.27		2.25
Ratio of net investment income (loss) (%)	1.31		.92	1.29		1.51		.67
Portfolio turnover rate (%)	25		26	60		46		314
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total returns would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

	Years Ended August 31,
Class S	2014	2013		2012		2011		2010
Selected Per Share Data
Net asset value, beginning of period	$9.22	$8.14		$8.56		$7.80		$8.30
Income (loss) from investment operations: Net investment income (loss)a	.22	.19		.19		.23		.14
Net realized and unrealized gain (loss)	1.55	1.01		(.41)		.72		(.64)
Total from investment operations	1.77	1.20		(.22)		.95		(.50)
Less distributions from: Net investment income	(.17)	(.12)		(.20)		(.19)		—
Redemption fees	.00 *	.00	*	.00	*	.00	*	.00	*
Net asset value, end of period	$10.82	$9.22		$8.14		$8.56		$7.80
Total Return (%)	19.35	14.84	b	(2.42	)b	12.07	b	(6.02	)b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	111	114		52		41		7
Ratio of expenses before expense reductions (%)	1.20	1.23		1.35		1.39		1.71
Ratio of expenses after expense reductions (%)	1.20	1.23		1.25		1.26		1.24
Ratio of net investment income (loss) (%)	2.14	2.06		2.39		2.52		1.68
Portfolio turnover rate (%)	25	26		60		46		314
a Based on average shares outstanding during the period. b Total returns would have been lower had certain expenses not been reduced. * Amount is less than $.005.

	Years Ended August 31,
Institutional Class	2014	2013	2012		2011		2010
Selected Per Share Data
Net asset value, beginning of period	$9.23	$8.14	$8.56		$7.79		$8.30
Income (loss) from investment operations: Net investment income (loss)a	.22	.18	.17		.23		.13
Net realized and unrealized gain (loss)	1.56	1.03	(.39)		.72		(.64)
Total from investment operations	1.78	1.21	(.22)		.95		(.51)
Less distributions from: Net investment income	(.18)	(.12)	(.20)		(.18)		—
Redemption fees	.00 *	.00 *	.00	*	.00	*	.00	*
Net asset value, end of period	$10.83	$9.23	$8.14		$8.56		$7.79
Total Return (%)	19.38	14.99	(2.43	)b	12.07	b	(6.14	)b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	4	5		6		2
Ratio of expenses before expense reductions (%)	1.15	1.17	1.26		1.28		1.49
Ratio of expenses after expense reductions (%)	1.15	1.17	1.25		1.27		1.34
Ratio of net investment income (loss) (%)	2.19	1.96	2.13		2.51		1.58
Portfolio turnover rate (%)	25	26	60		46		314
a Based on average shares outstanding during the period. b Total returns would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche International Value Fund (formerly DWS International Value Fund) (the "Fund") is a diversified series of Deutsche International Fund, Inc. (formerly DWS International Fund, Inc.) (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Institutional Class shares are generally available only to qualified institutions, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are generally categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of August 31, 2014, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At August 31, 2014, the Fund had a net tax basis capital loss carryforward of approximately $55,286,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2016 ($13,464,000), August 31, 2017 ($2,931,000) and August 31, 2018 ($38,891,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2013 through August 31, 2014, the Fund elects to defer qualified late year losses of approximately $998,000 of net long-term realized capital losses and treat them as arising in the fiscal year ending August 31, 2015.

The Fund has reviewed the tax positions for the open tax years as of August 31, 2014 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal periods remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2014, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income	$1,690,818
Capital loss carryforward	$(55,286,000)
Net unrealized appreciation (depreciation) on investments	$22,241,005

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended August 31,
	2014	2013
Distributions from ordinary income	$3,098,286	$1,929,612

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended August 31, 2014, purchases and sales of investment securities (excluding short-term investments) aggregated $44,118,789 and $76,480,072, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

Dreman Value Management, L.L.C. ("DVM" or the "Subadvisor") serves as subadvisor with respect to the investment and reinvestment of assets of the Fund, and is paid by the Advisor for its services.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million of the Fund's average daily net assets	.80%
Next $500 million of such net assets	.78%
Next $1.0 billion of such net assets	.76%
Over $2.0 billion of such net assets	.74%

Accordingly, for the year ended August 31, 2014, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.80% of the Fund's average daily net assets.

For the period from September 1, 2013 through September 30, 2013, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.49%
Class C	2.24%
Class S	1.34%
Institutional Class	1.24%

Effective October 1, 2013 through September 30, 2014, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.41%
Class C	2.16%
Class S	1.26%
Institutional Class	1.16%

Effective October 1, 2014 through September 30, 2015, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.36%
Class C	2.11%
Class S	1.21%
Institutional Class	1.11%

For the year ended August 31, 2014, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$5,435
Class C	745
$6,180

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administration Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended August 31, 2014, the Administration Fee was $183,172, of which $14,266 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder serving fee it receives from the Fund. For the year ended August 31, 2014, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at August 31, 2014
Class A	$10,135	$1,469
Class C	2,572	353
Class S	16,618	2,433
Institutional Class	460	76
	$29,785	$4,331

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, DeAWM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended August 31, 2014, the Distribution Fee was as follows.
Distribution Fee	Total Aggregated	Unpaid at August 31, 2014
Class C	$119,593	$10,300

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A and Class C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2014, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at August 31, 2014	Annual Rate
Class A	$131,430	$31,576	.24%
Class C	39,717	11,331	.25%
	$171,147	$42,907

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2014 aggregated $4,693.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended August 31, 2014, DDI received $1,372 for Class C shares. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A. For the year ended August 31, 2014, DDI received $5,287 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended August 31, 2014, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $16,971, of which $7,146 is unpaid.

Directors' Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at August 31, 2014.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended August 31, 2014		Year Ended August 31, 2013
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	934,884	$9,503,146	2,734,828	$24,262,505
Class C	313,859	3,175,265	536,290	4,818,739
Class S	5,142,056	52,707,440	9,749,537	88,987,654
Institutional Class	21,988	224,877	271,613	2,446,574
		$65,610,728		$120,515,472
Shares issued to shareholders in reinvestment of distributions
Class A	80,443	$821,463	72,092	$638,430
Class C	12,365	125,506	9,221	80,919
Class S	62,878	644,207	52,347	465,586
Institutional Class	5,495	56,093	7,047	62,585
		$1,647,269		$1,247,520
Shares redeemed
Class A	(2,896,685)	$(29,743,606)	(3,539,822)	$(31,700,151)
Class C	(420,776)	(4,236,438)	(481,470)	(4,298,684)
Class S	(7,210,979)	(73,426,254)	(3,932,568)	(35,532,560)
Institutional Class	(183,431)	(1,856,037)	(479,967)	(4,361,338)
		$(109,262,335)		$(75,892,733)
Redemption fees		$1,173		$4,640
Net increase (decrease)
Class A	(1,881,358)	$(19,418,827)	(732,902)	$(6,798,617)
Class C	(94,552)	(935,661)	64,041	600,980
Class S	(2,006,045)	(20,073,612)	5,869,316	53,924,715
Institutional Class	(155,948)	(1,575,065)	(201,307)	(1,852,179)
		$(42,003,165)		$45,874,899

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Deutsche International Fund, Inc. and the Shareholders of Deutsche International Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Deutsche International Value Fund (formerly DWS International Value Fund) (the "Fund") at August 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts October 23, 2014	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A and C shares of the Fund limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2014 to August 31, 2014).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2014 (Unaudited)
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 3/1/14	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/14	$1,061.90	$1,057.40	$1,062.30	$1,063.30
Expenses Paid per $1,000*	$7.38	$11.25	$6.39	$5.93
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 3/1/14	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/14	$1,018.05	$1,014.27	$1,019.00	$1,019.46
Expenses Paid per $1,000*	$7.22	$11.02	$6.26	$5.80

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
Deutsche International Value Fund	1.42%	2.17%	1.23%	1.14%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

The Fund paid foreign taxes of $303,628 and earned $2,416,803 of foreign source income during the year ended August 31, 2014. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.02 per share as foreign taxes paid and $0.15 per share as income earned from foreign sources for the year ended August 31, 2014.

For federal income tax purposes, the Fund designates $7,271,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Directors approved the renewal of DWS International Value Fund’s (formerly DWS Dreman International Value Fund) investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DIMA and Dreman Value Management, L.L.C. ("DVM") in September 2013.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

— In September 2013, all of the Fund’s Directors were independent of DIMA and its affiliates.

— The Directors met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee, in coordination with the Board’s Equity Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund’s Independent Directors (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Directors regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Directors were also advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank AG, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to a negotiation with DIMA of lower expense caps as part of the 2012 and 2013 contract review processes than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank AG ("DB"), DIMA’s parent company, announced that DB would combine its Asset Management (of which DIMA was a part) and Wealth Management divisions. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that it has, and will continue to, reinvest a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into the new Asset and Wealth Management ("AWM") division, including ongoing enhancements to its investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s and DVM’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. The Board also noted that the Sub-Advisory Agreement was approved by the Fund’s shareholders in June 2010.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and DVM provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board also requested and received information regarding DIMA’s oversight of Fund sub-advisors, including DVM. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA’s remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2012, the Fund’s performance (Class A shares) was in the 2nd quartile, 3rd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2012.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2012). With respect to the sub-advisory fee paid to DVM, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2012, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable funds, noting that DIMA indicated that it does not provide services to any other comparable funds. The Board also considered how the Fund’s total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund’s total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DIMA and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and DVM.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of DVM with respect to the Fund. The Board noted that DIMA pays DVM’s fee out of its management fee, and its understanding that the Fund’s sub-advisory fee schedule was the product of an arm’s length negotiation with DIMA.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and DVM and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and DVM and their affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA and DVM related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA and DVM related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA’s chief compliance officer and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DIMA to the oversight of the investment sub-advisor’s compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and their independent counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009–present; Clinical Professor from 1997–September 2009); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	105	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	105	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	105	Portland General Electric2 (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: Belo Corporation2 (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	105	Lead Director, Becton Dickinson and Company2 (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987
Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		105	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	105	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	105	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	105	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care2 (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	105	Director, Becton Dickinson and Company2 (medical technology company) (2012– present); Director, BioTelemetry Inc.2 (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	105	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	105	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	105	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Business Experience and Directorships During the Past Five Years
Brian E. Binder8 (1972) President and Chief Executive Officer, 2013–present
Managing Director3 and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)

John Millette7 (1962) Vice President and Secretary, 1999–present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Melinda Morrow6 (1970) Vice President, 2012–present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan7 (1974) Assistant Secretary, 2013–present	Director,3 Deutsche Asset & Wealth Management
Paul Antosca7 (1957) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Jack Clark7 (1967) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Wayne Salit6 (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,3 Deutsche Asset & Wealth Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Robert Kloby6 (1962) Chief Compliance Officer, 2006–present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:
(800) 728-3337

Web Site
deutschefunds.com
View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DeAWM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	DNVAX	DNVCX	DNVSX	DNVIX
CUSIP Number	25156G 822	25156G 830	25156G 855	25156G 848
Fund Number	455	755	2355	591

Notes

Notes

Notes

Notes

Notes

Notes

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

DIVF-2
(R-023988-4 10/14)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DEUTSCHE INTERNATIONAL VALUE FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2014	$66,500	$0	$0	$1,500
2013	$62,506	$0	$0	$2,028

“All Other Fees Billed to Fund” were billed for services associated with foreign tax filings.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2014	$0	$63,439	$0
2013	$0	$66,535	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2014	$1,500	$63,439	$0	$64,939
2013	$2,028	$66,535	$0	$68,563

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche International Value Fund, a series of Deutsche International Fund, Inc.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	October 30, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	October 30, 2014

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	October 30, 2014